Exhibit 10.4

FOURTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is dated as of the 8th day of May, 2009, and is made by and among EMCORE Corporation, a New Jersey corporation (“Borrower”), Bank of America, N.A. (“Lender”), and the other Obligors party to that certain Loan and Security Agreement dated September 26, 2008 (as amended, modified, supplemented or restated from time to time, the “Agreement”).  Borrower, Lender and such other Obligors now desire to amend the Agreement as provided herein, subject to the conditions set forth herein.  Capitalized terms used in this Amendment and not otherwise defined herein have the meanings given to such terms in the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower, such other Obligors and Lender agree as follows:

1. Subsection 14(a) of the Agreement is amended to read in its entirety as follows:

“Commencing with the fiscal quarter ended March 31, 2010, as of the last day of each fiscal quarter for the 6-month period ending on such date, no Obligor shall permit the Fixed Charge Coverage Ratio to be less than 1.50 to 1.0.”

2. Borrower shall pay all expenses, including attorney fees, which Lender incurs in connection with the preparation of this Amendment and any related documents.  All such fees and expenses maybe charged against Borrower’s loan account

3. To induce Lender to enter into this Amendment, Obligors make the following representations and warranties:

(a) Each recital, representation and warranty contained in this Amendment, in the Agreement as amended by this Amendment and in the Other Agreements, is true and correct as of the date of this Amendment and does not omit to state a material fact required to make such recital, representation or warranty not misleading; and

(b) No Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default has occurred and is continuing under the Agreement or any of the Other Agreements.

4. Each Obligor waives any and all defense, claims, counterclaims and offsets against Lender which may have arisen or accrued through the date of this Amendment.  Each Obligor acknowledges that Lender and its employees, officers, agents and attorneys have made no representations or promises except as specifically reflected in this Amendment and in the written agreements which have been previously executed.

5. Each Obligor represents and warrants to Lender that this Amendment has been approved by all necessary corporate action, and the individual signing below represents and warrants that he or she is fully authorized to do so.

6. This Amendment shall not become effective until this Amendment and the Guarantors’ Acknowledgement attached hereto have been fully executed by all parties hereto or thereto and delivered to Lender.

7. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated by this Amendment, the Agreement and all Exhibits thereto are ratified and confirmed by Obligors and Lender and remain in full force and effect in accordance with their terms.

8. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same agreement.  This Amendment may be delivered by facsimile, and when so delivered will have the same force and effect as delivery of an original signature.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

EMCORE CORPORATION

/s/ Keith J Kosco

By:           Keith J. Kosco, Esq.
Title:        Chief Legal Officer and Secretary

EMCORE IRB COMPANY, LLC

/s/ Keith J Kosco

By:           Keith J. Kosco, Esq.
Title:        Chief Legal Officer and Secretary

OPTICOMM CORP.

/s/ Keith J Kosco

By:           Keith J. Kosco, Esq.
Title:        Chief Legal Officer and Secretary

EMCORE SOLAR POWER, INC.

/s/ Keith J Kosco

By:           Keith J. Kosco, Esq.
Title:        Chief Legal Officer and Secretary

BANK OF AMERICA, N.A.

/s/ Barbara Lamacki

By:           Barbara Lamacki
Title:        Assistant Vice President